UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 14, 2007
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

250 Gibraltar Road, Horsham, PA	19044

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of the Toll Brothers, Inc. Stock Incentive Plan for Employees (2007)
On March 14, 2007, at the 2007 Annual Meeting of Stockholders of Toll Brothers, Inc. (the “Company”), the Company’s stockholders approved the Toll Brothers, Inc. Stock Incentive Plan for Employees (2007) (the “Employee Plan”). The Employee Plan, along with the Toll Brothers, Inc. Stock Incentive Plan for Non-Employee Directors (2007), replaces the Toll Brothers, Inc. Stock Incentive Plan (1998), which was approved by the Company’s stockholders in 1998.
The ability to grant stock options and stock awards to Company employees under the Employee Plan permits the Company to recognize the contributions made to the Company by such persons and provides them with an additional incentive to enter into or remain in the employ of the Company and to devote themselves to the Company’s success by providing them with an opportunity to acquire or increase their proprietary interest in the Company.
The Employee Plan is administered by the Board of Directors of the Company, unless the Board of Directors designates one of its committees to administer the Employee Plan in its stead. All employees of the Company or its affiliates (including employees who are members of the Board of Directors or of a board of directors of any affiliate) are eligible under the terms of the Employee Plan to receive stock options and stock awards.
The aggregate maximum number of shares of the Company’s common stock that may be granted under the Employee Plan is ten million shares, of which no more than three million shares shall be available for granting stock awards, subject to adjustment in the event there is a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, or similar transaction with respect to the common stock. No option may be granted under the Employee Plan after December 13, 2016.
The Employee Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Company’s 2007 Annual Meeting of Stockholders held on March 14, 2007.
The foregoing description of the Employee Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Employee Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c). Exhibits.
          The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit
No.	Item
10.1	Toll Brothers, Inc. Stock Incentive Plan for Employees (2007) (incorporated by reference to Addendum A to Toll Brothers, Inc.’s definitive proxy statement on Schedule 14A for the Toll Brothers, Inc. 2007 Annual Meeting of Stockholders held on March 14, 2007)
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated: March 20, 2007	By:	Joseph R. Sicree

Joseph R. Sicree
Senior Vice President,
Chief Accounting Officer

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